TO:       IIG Capital LLC, as agent for
          IIG Trade Opportunities Fund N.V.
          17 State Street, 18th Floor,
          New York, NY 10004

FROM: __________________, Chief Executive Officer of each of EGX Funds Transfer, Inc. and E Merchant Processing, Incorporated

DATE:     January  ___,  2003

RE:       Secured Promissory Note (the "Note") between E Merchant Processing,
                                        ----
          Incorporated  ("Borrower")  and  IIG  Capital  as  agent for IIG Trade
                          --------
          Opportunities  Fund  N.V.  ("Lender")
                                       ------

     Reference is made to the above-referenced Note, terms defined in the Note, where used herein, shall have the same meaning as prescribed in the Note. The undersigned, as Chief Executive Officer of each of EGX Funds Transfer, Inc. ("Parent") and Borrower, hereby represents and warrants to Lender as follows:
    ----

     1.  As  of  the  date  of  the  Note  (herein, the "Closing Date") and with
                                                         ------------
respect  to  each  of  Borrower  and  Parent:

          a. Parent has been duly organized and validly exists under the laws of the State of Delaware, Borrower has been duly organized and validly exists under the laws of the State of Colorado, and each of Parent and Borrower is in good standing and qualified in all applicable jurisdictions where qualification is required by law;

          b. Such entity has power and authority to execute, deliver and perform the Loan Documents to which such entity is a party and to engage in its business as contemplated by the Loan Documents;

          c. Such entity has due authorization to execute, deliver and perform the Loan Documents to which such entity is a party;

          d. The Loan Documents to which such entity is a party have been duly executed and delivered by an authorized officer of such entity;

          e. Execution, delivery and performance of the Loan Documents to which such entity is a party will not:

               (i) violate or conflict with, or result in a breach of, or require any consent under, its articles of incorporation, bylaws, or other organizational documents;

               (ii) violate any applicable law, rule, or regulation (including, without limitation, Regulations T, U and X of the Board of Governors of the Federal Reserve) or any order, writ, injunction, or decree of any governmental authority;

               (iii) violate or constitute a default under any agreement, document, or instrument to which such entity is a party or by which any of its property is bound, or result in the creation or imposition of any lien on any of its property (except liens created in favor of Lender pursuant to the Loan Documents) and, without limiting the generality of the foregoing, the exercise of the rights and remedies of Lender under the Loan Documents and in accordance with the Loan Documents will not violate any applicable law, rule, or regulation or any order, writ, injunction, or decree of any governmental authority or subject Lender to any valid claim for damages or other liability;

          f. The Loan Documents to which each of Borrower and Parent is a party constitute legal, valid and binding obligations and are enforceable in accordance with their respective terms; and

          g. No authorization, consents, or approvals are necessary in connection with the execution, delivery and performance of the Loan Documents.

     2. The undersigned is not aware of any pending or threatened litigation against Borrower or Parent except to the extent, if any, disclosed in the Note.

     3. The Loan Documents do not violate any applicable provisions of federal or state law regarding the maximum rate of interest that may be charged as interest.

     4. No consent, approval, waiver, license, authorization or other action by or filing with any party or any governmental authority, except those already obtained, is required by Borrower or Parent in connection with (a) the execution, delivery or performance of any of the Loan Documents or (b) the consummation of the transactions contemplated thereby.

     5. Neither Borrower nor Parent is, after giving effect to the transactions contemplated by the Loan Documents and the application of the net proceeds from the making of the loan by Lender under the Note (a) an "investment company" required to register as such under the Investment Company Act of 1940, as amended, or (b) a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     6. The choice of New York law to govern the Loan Documents is a valid and effective choice of law and adherence to existing judicial precedents should require a court of competent jurisdiction to enforce such choice of law.

                                       Sincerely,


                                     By:
                                        ----------------------------------------
                                     Name:
                                           -------------------------------------
                                     Title: Chief Executive Officer of each
                                            of EGX Funds Transfer, Inc. and E
                                            Merchant Processing, Incorporated